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                                                                    Exhibit 99.2

                               AMENDMENT NO. 2 TO
                      FORBEARANCE AND STANDSTILL AGREEMENT


         WHEREAS, the undersigned are parties to a certain Forbearance and Standstill Agreement dated as of March 16, 2001 and amended as of April 16 and 30, 2001 (the "Forbearance Agreement";

         WHEREAS, the parties desire to extend the Forbearance Period as defined therein;

         NOW THEREFORE, the undersigned hereby agree that all references in the Forbearance Agreement to "May 8, 2001" are hereby changed to "May 21, 2001", and all references therein to the Bank Forbearance Agreement shall be deemed references to the Bank Forbearance Agreement as amended to and including the date hereof.

         IN WITNESS WHEREOF, the parties, by their duly authorized officers, have executed and delivered this Amendment as of the 8th day of May 2001.

                                            PEN HOLDINGS, INC.


                                            By:  /s/ Mark A. Oldham
                                                -------------------------------
                                            Title:  Secretary/Treasurer
                                                   ----------------------------

                                            MELLON BANK, N.A., as Agent


                                            By:  /s/ John Joseph Ligday
                                                -------------------------------
                                            Title:  Vice President
                                                   ----------------------------

                                            CIBC INC.


                                            By:  /s/ E. G. Ramsay
                                                -------------------------------
                                            Title:  Executive Director
                                                   ----------------------------

                                            AMSOUTH BANK


                                            By:  /s/ Rex Hamilton
                                                -------------------------------
                                            Title:  Commercial Banking Officer
                                                   ----------------------------


                                            TRAVELERS CASUALTY AND SURETY
                                            COMPANY OF AMERICA


                                            By:  /s/ Dave Sasportas
                                                -------------------------------
                                            Title:  Vice President, Bond Claims
                                                   ----------------------------